1997 ANNUAL REPORT




THE
NEW YORK
TAX-EXEMPT
INCOME
FUND, INC.




OCTOBER 31, 1997





[OPPENHEIMERFUNDS LOGO]
THE RIGHT WAY TO INVEST

DEAR SHAREHOLDER:

In spite of generally positive trends, the municipal markets experienced relatively high levels of short-term volatility in the past year. This was due in part to investors' changing outlooks for economic growth, inflation and federal monetary policy, making yields on both taxable and tax-exempt bonds repeatedly rise and fall.

INVESTMENT BREAKDOWN:
THE NEW YORK TAX-EXEMPT INCOME
FUND, INC. AS OF 10/31/97(3)

[Pie Chart]

AAA     47.57%
AA       3.04%
A        3.46%
BBB     27.36%
BB       6.49%
NR      12.08%

In this rapidly changing environment, The New York Tax-Exempt Income Fund, Inc. performed well, providing a total return at market value of 9.40% during the one-year period ended 10/31/97. The Fund paid shareholders tax-exempt income with a dividend return of 6.52% for the month ended 10/31/97.1 For New York State residents in the 43.74% combined effective tax bracket, this tax-free dividend would have been equivalent to a taxable dividend of 11.59%.(2)

Both New York State and New York City continued to experience economic improvement over the past year, and the Fund concentrated its investments on issuers whose prospects brightened along with the economic climate. In addition to increasing our position in New York City, we liked issuers of state appropriation bonds, which are bonds connected with the annual state or local budgets. Examples include bonds issued by the city and state universities. We also continued to favor revenue bonds that were backed by the earnings of specific projects, such as bridge tolls and sewer charges, over general obligation bonds backed by general tax revenues. Furthermore, to provide liquidity and pro-

1. Total return is based on the change in market value per share from 10/31/96 to 10/31/97, without deducting any sales charges or brokerage costs. Returns would have been lower if brokerage costs were deducted. Dividend return is determined by annualizing the October 1997 dividend of $0.053 and dividing by the closing price on the American Stock Exchange of $9.76 per share on 11/1/97 (payment date). Past performance does not guarantee future results.
2. Assumes a combined effective tax bracket of 43.74% for New York residents, using the 36% federal and the maximum New York State income tax rates. A portion of the Fund's distributions may be subject to federal, state and local income taxes. For investors subject to alternative minimum income tax, a portion of the Fund's distributions may increase that tax. Tax rates may be lower depending on individual circumstances.
3. The chart is based on total investments at market value and is subject to change. The Fund may invest up to 10% of net assets in below-investment-grade securities, which carry a greater risk that the issuer may default on repayment of interest or principal. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 12.08% of total investments) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

tection against default risk, we continued to hold an overweighted position in prerefunded and other insured bonds.

Of course, because some areas of the New York economy were still uncertain, we were selective in our bond purchases. For example, we were cautious about bonds in the hospital sector, even though most of these bonds are insured in New York, because we saw few opportunities for credit improvement in that area. The Fund also tended to avoid the smaller municipalities in New York. Our feeling was that as the state and federal governments shifted expenses for Medicare and many welfare programs to local entities, the smaller municipalities might find it more difficult to meet their fiscal obligations.

Generally speaking, during this period we stayed invested in a diversified portfolio of quality securities that provided competitive levels of income and attractive relative values. We attempted to boost returns and reduce risks by actively managing the Fund's average duration, which is a measure of the portfolio's sensitivity to interest rate fluctuations. By lengthening or shortening the average duration, we can benefit when interest rates are falling and help protect the Fund's assets when rates rise.

Looking forward, we are cautiously optimistic about New York's prospects for continued and increased fiscal strength on both the state and local levels. Part of this optimism is rooted in the U.S. economy, which is in its seventh year of non-inflationary growth. As long as inflation remains benign, our outlook for interest rates and the bond market is generally positive. However, if the economy grows faster than is currently expected, inflation fears could cause significant short-term volatility. We try to help protect shareholders from the brunt of market declines, while enabling them to participate in the bulk of the market's gains.

As always, we thank you for the trust you have placed in OppenheimerFunds, The Right Way to Invest. We look forward to helping you meet your investment goals with The New York Tax-Exempt Income Fund, Inc.

Sincerely,


James C. Swain
Chairman
The New York Tax-Exempt
Income Fund, Inc.


Bridget A. Macaskill
President
The New York Tax-Exempt
Income Fund, Inc.

November 21, 1997

STATEMENT OF INVESTMENTS
The New York Tax-Exempt Income Fund, Inc.

                                                           Ratings: Moody's/
                                                               S&P/Fitch                             Market Value
                                                              (Unaudited)          Face Amount       See Note 1
                                                         ---------------------     -----------       ------------
MUNICIPAL BONDS AND NOTES -- 98.7%
NEW YORK -- 84.5%
Babylon, NY IDA RR RB, Ogden Martin Systems, Inc.,
  Prerefunded, Series C, 8.50%, 1/1/19  . . . . . . . .         Aaa/AAA             $  985,000        $ 1,044,021
NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19 . . . . .       Aaa/BBB+/A-            1,195,000          1,362,192
NYC GOB, Prerefunded, Series D, 8%, 8/1/03  . . . . . .       Aaa/BBB+/A-              900,000          1,031,859
NYC GOB, Unrefunded Balance, Series D, 7.50%, 2/1/19  .       Baa1/BBB+/A-             105,000            117,619
NYC Health & Hospital Corp. RRB, AMBAC Insured,
  Inverse Floater, 7.30%, 2/15/23(1)  . . . . . . . . .       Aaa/AAA/AAA            1,000,000          1,013,750
NYC IDA Civil Facility RB, Community Resources
  Development, 7.50%, 8/1/26  . . . . . . . . . . . . .          NR/NR                 500,000            525,650
NYC IDA RB, Visy Paper, Inc. Project, 7.95%, 1/1/28 . .          NR/NR               1,250,000          1,429,137
NYC MTAU RB, Transportation Facilities Service
  Contracts, Series 3, 9.25%, 7/1/00  . . . . . . . . .        Baa1/BBB+             1,015,000          1,141,215
NYS DA RB, Judicial Facilities Lease, Escrowed to
  Maturity, BIG Insured, 7.375%, 7/1/16 . . . . . . . .         Aaa/AAA                250,000            312,428
NYS DA RB, Menorah Campus, Prerefunded, 7.30%,
  8/1/16  . . . . . . . . . . . . . . . . . . . . . . .          NR/AA                 195,000            219,708
NYS DA RRB, CUS, Series B, FGIC Insured, 9%,
  7/1/00  . . . . . . . . . . . . . . . . . . . . . . .       Aaa/AAA/AAA              900,000          1,010,727
NYS DA RRB, L.I. Medical Center, Series A, 7.75%,
  8/15/27   . . . . . . . . . . . . . . . . . . . . . .         Aa2/AAA              1,000,000          1,028,380
NYS ERDAUEF RB, L.I. Lighting Co., Series C, 6.90%,
  8/1/22  . . . . . . . . . . . . . . . . . . . . . . .         Ba1/BB+              1,000,000          1,083,930
NYS ERDAUPC RB, Rochester Gas & Electric Co.
  Project, Series C, 8.375%, 12/1/28  . . . . . . . . .        Baa1/BBB+               250,000            265,055
NYS GORB, 9.875%, 11/15/05  . . . . . . . . . . . . . .         A2/A/A+                400,000            538,296
NYS HFA RB, State University Construction Project,
  Prerefunded, Series A, 8.30%, 5/1/18  . . . . . . . .         Aaa/AAA                750,000            765,000
NYS HFASC RB, Prerefunded, Series A, 7.375%,
  9/15/21   . . . . . . . . . . . . . . . . . . . . . .         Aaa/AAA                575,000            656,903
NYS LGAC RB, Prerefunded, Series B, 7.50%,
  4/1/20  . . . . . . . . . . . . . . . . . . . . . . .       Aaa/AAA/AAA            1,000,000          1,124,900
NYS MAG RB, Inverse Floater, 5.975%, 10/1/24(1) . . . .          NR/NR               1,000,000            951,250
NYS MAG RB, Ninth Series E, 8.375%, 4/1/18  . . . . . .          Aaa/NR                 65,000             66,383
NYS MCFFA RB, Bronx-Lebanon Hospital, Series A,
  BIG Insured, 7.10%, 2/15/27   . . . . . . . . . . . .         Aaa/AAA              1,000,000          1,022,450
NYS MCFFA RB, MHESF, Prerefunded, Series B, 7.875%,
  8/15/20   . . . . . . . . . . . . . . . . . . . . . .         Aaa/AAA                350,000            391,150
NYS MCFFA RB, MHESF, Unrefunded Balance, Series B,
  7.875%, 8/15/20   . . . . . . . . . . . . . . . . . .        Baa1/BBB+               995,000          1,105,127
NYS MCFFA RRB, MHESF, Unrefunded Balance,
  Series A, 8.875%, 8/15/07   . . . . . . . . . . . . .        Baa1/BBB+               145,000            148,522
NYS PAU RB, Prerefunded, Series V, 8%, 1/1/17 . . . . .          NR/AA-                500,000            513,395

The New York Tax-Exempt Income Fund, Inc.


                                                           Ratings: Moody's/
                                                               S&P/Fitch                        Market Value
                                                              (Unaudited)        Face Amount     See Note 1
                                                          -------------------    -----------    ------------
NEW YORK (CONTINUED)
NYS PAU RRB, Prerefunded, Series V, MBIA Insured,
  7.875%, 1/1/13  . . . . . . . . . . . . . . . . . . .         Aaa/AAA          $   450,000     $   462,006
Onondaga Cnty., NY RR Agency RB, RR Facilities
  Project, 7%, 5/1/15   . . . . . . . . . . . . . . . .        Baa/NR/A-             900,000         968,508
Suffolk Cnty., NY GORB, AMBAC Insured, 10%,
  11/1/02   . . . . . . . . . . . . . . . . . . . . . .       Aaa/AAA/AAA            250,000         312,480
                                                                                                 -----------
                                                                                                  20,612,041
                                                                                                 -----------
U.S. POSSESSIONS -- 14.2%
PR CMWLTH Aqueduct & Sewer Authority RB,
  Escrowed to Maturity, 10.25%, 7/1/09  . . . . . . . .         Aaa/AAA              800,000       1,122,888
PR CMWLTH GORB, Prerefunded, 7.70%, 7/1/20  . . . . . .          NR/AAA            1,000,000       1,112,110
PR CMWLTH Special Infrastructure FAU RRB,
  Series A, 7.90%, 7/1/07   . . . . . . . . . . . . . .        Baa1/BBB+             425,000         445,081
PR Industrial, Medical & Environmental PC Facilities
  FAU RB, American Airlines, Inc. Project, Series A,
  6.45%, 12/1/25  . . . . . . . . . . . . . . . . . . .         Baa1/BB+             435,000         479,118
PR Public Buildings Authority RB, Series B, 5.25%,
  7/1/21  . . . . . . . . . . . . . . . . . . . . . . .          Baa1/A              300,000         294,792
                                                                                                 -----------
                                                                                                   3,453,989
                                                                                                 -----------
Total Investments, at Value (Cost $23,166,804)  . . . . . . . . . . . . .               98.7%     24,066,030
Other Assets Net of Liabilities . . . . . . . . . . . . . . . . . . . . .                1.3         326,142
                                                                                 -----------     -----------
Net Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              100.0%    $24,392,172
                                                                                 ===========     ===========

(1) Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $1,965,000 or 8.06% of the Fund's net assets at October 31, 1997.

The New York Tax-Exempt Income Fund, Inc.

    As of October 31, 1997, securities subject to the alternative minimum tax amounted to $3,813,013 or 15.63% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

         Industry                                                          Market Value   Percent
         --------                                                          ------------   -------
         Hospital/Healthcare                                                $ 4,780,564      19.8%
         General Obligation                                                   4,474,556      18.6
         Resource Recovery                                                    2,012,529       8.4
         Lease Rental                                                         1,896,957       7.9
         Higher Education                                                     1,775,727       7.4
         Sales Tax                                                            1,569,981       6.5
         Manufacturing, Durable Goods                                         1,429,138       5.9
         Pollution Control                                                    1,348,985       5.6
         Water Utilities                                                      1,122,888       4.7
         Single Family Housing                                                1,017,633       4.2
         Electric Utilities                                                     975,401       4.1
         Adult Living Facilities                                                656,903       2.7
         Not-for-Profit Organization                                            525,650       2.2
         Corporate Backed                                                       479,118       2.0
                                                                            -----------     -----
                                                                            $24,066,030     100.0%
                                                                            ===========     =====

To simplify the listing of securities, abbreviations are used per the table below:

CMWLTH      Commonwealth
CUS         City University System
DA          Dormitory Authority
ERDAUEF     Energy Research & Development
            Authority Electric Facilities
ERDAUPC     Energy Research & Development
            Authority Pollution Control
FAU         Finance Authority
GOB         General Obligation Bonds
GORB        General Obligation Refunding Bonds
HFA         Housing Finance Agency
HFASC       Housing Finance Agency Service Contract
IDA         Industrial Development Agency
LGAC        Local Government Assistance Corp.
L.I.        Long Island
MAG         Mtg. Agency
MCFFA       Medical Care Facilities Finance Agency
MHESF       Mental Health Services Facilities
MTAU        Metropolitan Transportation Authority
NYC         New York City
NYS         New York State
PAU         Power Authority
PC          Pollution Control
RB          Revenue Bonds
RR          Resource Recovery
RRB         Revenue Refunding Bonds




See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1997
The New York Tax-Exempt Income Fund, Inc.

ASSETS:
Investments, at value  (cost $23,166,804) -- see accompanying statement . . . . . . . . .        $24,066,030
Receivables:
   Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            487,551
   Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,711
                                                                                                 -----------
      Total assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,558,292
                                                                                                 -----------

LIABILITIES:
Bank overdraft  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                348
Payables and other liabilities:
   Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            132,505
   Shareholder reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             14,625
   Management and administrative fees   . . . . . . . . . . . . . . . . . . . . . . . . .             10,321
   Directors' fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,138
   Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,183
                                                                                                 -----------
      Total liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            166,120
                                                                                                 -----------
NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $24,392,172
                                                                                                 ===========

COMPOSITION OF NET ASSETS:
Par value of shares of capital stock  . . . . . . . . . . . . . . . . . . . . . . . . . .        $    25,001
Additional paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,129,580
Undistributed net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . .             69,752
Accumulated net realized gain on investment transactions  . . . . . . . . . . . . . . . .            268,613
Net unrealized appreciation on investments -- Note 3  . . . . . . . . . . . . . . . . . .            899,226
                                                                                                 -----------
NET ASSETS -- applicable to 2,500,098 shares of capital stock outstanding . . . . . . . .        $24,392,172
                                                                                                 ===========

NET ASSET VALUE PER SHARE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $9.76
                                                                                                       =====






See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended October 31, 1997
The New York Tax-Exempt Income Fund, Inc.

INVESTMENT INCOME -- Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $1,733,281
                                                                                                  ----------

EXPENSES:
Management fees -- Note 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            120,378
Shareholder reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             29,590
Transfer agent and accounting service fees -- Note 4  . . . . . . . . . . . . . . . . . .             24,231
Legal and auditing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              8,673
Registration and filing fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,443
Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,202
Directors' fees and expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,675
Insurance expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,734
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,830
                                                                                                  ----------
     Total expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            203,756
Less expenses paid indirectly -- Note 4 . . . . . . . . . . . . . . . . . . . . . . . . .             (7,797)
                                                                                                  ----------
     Net expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            195,959
                                                                                                  ----------
NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,537,322
                                                                                                  ----------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            287,554
Net change in unrealized appreciation or depreciation on investments  . . . . . . . . . .            (82,854)
                                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            204,700
                                                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . .         $1,742,022
                                                                                                  ==========





See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
The New York Tax-Exempt Income Fund, Inc.

                                                                                   Year Ended October 31,
                                                                               -----------------------------
                                                                                   1997              1996
                                                                               -----------       -----------
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . .        $ 1,537,322       $ 1,568,849
Net realized gain (loss)  . . . . . . . . . . . . . . . . . . . . . . .            287,554           (30,729)
Net change in unrealized appreciation or depreciation . . . . . . . . .            (82,854)         (221,504)
                                                                               -----------       -----------

        Net increase in net assets resulting from operations  . . . . .          1,742,022         1,316,616
                                                                               -----------       -----------

DIVIDENDS TO SHAREHOLDERS FROM INVESTMENT INCOME  . . . . . . . . . . .         (1,581,763)       (1,562,020)
                                                                               -----------       -----------

CAPITAL STOCK TRANSACTIONS:
Proceeds from shares issued to shareholders in
  reinvestment of dividends and distributions -- Note 2 . . . . . . . .            289,815           308,225
                                                                               -----------       -----------

NET ASSETS:
Total increase  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            450,074            62,821
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . .         23,942,098        23,879,277
                                                                               -----------       -----------

End of period (including undistributed net investment
  income of $69,752 and $59,636, respectively)  . . . . . . . . . . . .        $24,392,172       $23,942,098
                                                                               ===========       ===========




See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
The New York Tax-Exempt Income Fund, Inc.

                                                                     Year Ended October 31,
                                                  ---------------------------------------------------------
                                                   1997         1996         1995        1994         1993
                                                  -------     -------      -------      -------     -------
PER SHARE OPERATING DATA:
Net asset value, beginning of period  . . .       $  9.69     $  9.79      $  9.33      $ 10.77     $ 10.37
                                                  -------     -------      -------      -------     -------
Income (loss) from investment operations:
  Net investment income   . . . . . . . . .           .62         .64          .63          .65         .66
  Net realized and unrealized gain (loss) .           .09        (.10)         .47        (1.18)        .55
                                                  -------     -------      -------      -------     -------
    Total income (loss) from
    investment operations   . . . . . . . .           .71         .54         1.10         (.53)       1.21
                                                  -------     -------      -------      -------     -------

Dividends and distributions to
  shareholders:
    Dividends from net investment
      income  . . . . . . . . . . . . . . .          (.64)       (.64)        (.64)        (.66)       (.74)
    Distributions from net realized gain  .            --          --           --           --        (.07)
    Distributions in excess of net realized
      gain. . . . . . . . . . . . . . . . .            --          --           --         (.25)         --
                                                  -------     -------      -------      -------     -------

      Total dividends and distributions to
        shareholders  . . . . . . . . . . .          (.64)       (.64)        (.64)        (.91)       (.81)
                                                  -------     -------      -------      -------     -------
Net asset value, end of period  . . . . . .       $  9.76     $  9.69      $  9.79      $  9.33     $ 10.77
                                                  =======     =======      =======      =======     =======
Market value, end of period . . . . . . . .       $ 10.25     $ 10.00      $  9.63      $  9.50     $ 12.63
TOTAL RETURN, AT MARKET VALUE(1)                     9.40%      10.82%        8.32%      (17.70)%     25.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  .       $24,392     $23,942      $23,879      $22,468     $25,516
Average net assets (in thousands) . . . . .       $24,088     $23,840      $23,143      $23,852     $24,936
Ratios to average net assets:
  Net investment income . . . . . . . . . .          6.35%       6.58%        6.62%        6.53%       6.26%
  Expenses(2) . . . . . . . . . . . . . . .          0.85%       0.85%        0.88%        0.87%       0.84%
Portfolio turnover rate(3)  . . . . . . . .          33.2%         13%          12%           6%         28%

(1) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period.

(2) Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $8,150,197 and $7,866,736, respectively.




See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
The New York Tax-Exempt Income Fund, Inc.

         1. SIGNIFICANT ACCOUNTING POLICIES

         The New York Tax-Exempt Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund seeks to provide high current income which is exempt from federal, New York State and New York City income taxes for individual investors as is available from municipal securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

         Investment Valuation -- Portfolio securities are valued at the close of the American Stock Exchange on the last day of each week on which day the American Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

         Federal Taxes -- The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

         Distributions to Shareholders -- The Fund intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

         Classification of Distributions to Shareholders -- Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

         The Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended October 31, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $54,557, an increase in accumulated net realized gain on investments of $18,133, and a decrease in paid-in capital of $72,690.

         Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market dis-

The New York Tax-Exempt Income Fund, Inc.

         count that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         2. CAPITAL STOCK

         The Fund has authorized 250 million shares of $.01 par value capital stock. Of these shares, 174,902 shares were reserved for issuance under a Dividend Reinvestment and Cash Purchase Plan. Transactions in shares of capital stock were as follows:

                                         Year Ended October 31,
                                 --------------------------------------
                                        1997                1996
                                 -----------------    -----------------
                                 Shares     Amount    Shares     Amount
                                 ------     ------    ------     ------
Net increase from dividends
 reinvested                      29,677   $289,815    31,639   $308,225
                                 ======   ========    ======   ========


         3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

         At October 31, 1997, net unrealized appreciation on investments of $899,226 was composed of gross appreciation of $1,057,621, and gross depreciation of $158,395.

         4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the Fund's average annual net assets.

         The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

         Shareholder Financial Services, Inc. (SFSI), a wholly owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

         Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

INDEPENDENT AUDITORS' REPORT
The New York Tax-Exempt Income Fund, Inc.

The Board of Directors and Shareholders of
The New York Tax-Exempt Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of The New York Tax-Exempt Income Fund, Inc. as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1997 and 1996 and the financial highlights for the period November 1, 1993 to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The New York Tax-Exempt Income Fund, Inc. at October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Denver, Colorado
November 21, 1997

FEDERAL INCOME TAX INFORMATION (Unaudited)
The New York Tax-Exempt Income Fund, Inc.

In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the fiscal year ended October 31, 1997 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, or to alternative minimum tax, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


SHAREHOLDER MEETING (Unaudited)

On May 5, 1997, a special shareholder meeting was held at which the five Directors identified below were elected, the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning November 1, 1996 was ratified (Proposal No. 1), the proposal to change certain of the Fund's fundamental investment policies was approved (Proposal No. 2) and the current Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. was approved (Proposal No. 3) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                            Withheld/     Broker
Nominee/Proposal               For           Against         Abstain     Non-Votes          Total
----------------            ---------        -------        ---------    ---------        ---------
Directors
William A. Baker            1,453,537                         12,981       317,212        1,466,518
Charles Conrad, Jr.         1,453,537                         12,981       317,212        1,466,518
Raymond J. Kalinowski       1,453,537                         12,981       317,212        1,466,518
Bridget A. Macaskill        1,453,537                         12,981       317,212        1,466,518
Sam Freedman                1,453,407                         13,111       317,212        1,466,518
Proposal No. 1              1,440,184          3,300          23,034       317,212        1,466,518
Proposal No. 2              1,232,371         26,842          49,406       634,424        1,308,619
Proposal No. 3              1,402,485         14,796          48,737       317,212        1,466,018

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

         GENERAL INFORMATION CONCERNING THE FUND

         The New York Tax-Exempt Income Fund, Inc. is a closed-end investment company whose shares trade on the American Stock Exchange (the ASE). The Fund seeks to provide high current income which is exempt from federal, New York State and New York City income taxes. A portion of the Fund's distributions may be subject to income tax. For investors subject to the alternative minimum income tax, a portion of the Fund's distributions may increase that tax. The Fund seeks to achieve its objective by investing in municipal obligations, the income from which is generally tax-exempt as described above. The Fund may invest in municipal lease obligations, municipal obligations with variable or floating interest rates and certain derivative investments, such as inverse floaters. The Fund may also use certain hedging instruments. The investment advisor (the Manager) of the Fund is OppenheimerFunds, Inc.

         The Portfolio Manager of the Fund is Robert E. Patterson, who also serves as Vice President of the Fund and Senior Vice President of the Manager. Mr. Patterson has been the person principally responsible for the day-to-day management of the Fund's portfolio since February 1992.

         DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

         Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Fund (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Fund will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $0.75.

         Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on the ASE, or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

         Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

         There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

         The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO, 80217-3673 or by calling 1-800-647-7374.
         Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

         SHAREHOLDER INFORMATION

         Daily market prices for the Fund's shares are published in the ASE section of newspapers. The Fund's ASE trading symbol is XTX. Weekly comparative net asset value (NAV) and market price information about The New York Tax-Exempt Income Fund, Inc. is published each Monday in The Wall Street Journal and The New York Times and each Saturday in Barron's in a table under the heading "Closed-End Bond Funds."

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

      Officers and Directors
      James C. Swain, Chairman and
        Chief Executive Officer
      Bridget A. Macaskill, Director and
        President
      Robert G. Avis, Director
      William A. Baker, Director
      Charles Conrad, Jr., Director
      Jon S. Fossel, Director
      Sam Freedman, Director
      Raymond J. Kalinowski, Director
      C. Howard Kast, Director
      Robert M. Kirchner, Director
      Ned M. Steel, Director
      George C. Bowen, Vice President,
        Treasurer and Assistant Secretary
      Andrew J. Donohue, Vice President and Secretary
      Robert E. Patterson, Vice President
      Robert J. Bishop, Assistant Treasurer
      Scott T. Farrar, Assistant Treasurer
      Robert G. Zack, Assistant Secretary

      Investment Advisor
      OppenheimerFunds, Inc.

      Transfer Agent and Registrar
      Shareholder Financial Services, Inc.

      Custodian of Portfolio Securities
      Citibank, N.A.

      Independent Auditors
      Deloitte & Touche LLP

      Legal Counsel
      Myer, Swanson, Adams & Wolf, P.C.

      This is a copy of a report to shareholders of The New York Tax-Exempt Income Fund, Inc. It does not offer for sale or solicit orders to buy any securities.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of capital stock in the open market at prevailing market prices.

      Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

      RA0875.001.1097 [RECYCLED LOGO] Printed on recycled paper